FIFTH THIRD FUNDS

                        SUPPLEMENT DATED JANUARY 13, 2006
  TO THE STOCK AND BOND MUTUAL FUNDS AND ASSET ALLOCATION FUNDS INSTITUTIONAL SHARES PROSPECTUS AND THE STOCK AND BOND AND MONEY MARKET MUTUAL FUNDS AND ASSET
    ALLOCATION FUNDS CLASS A, B, C AND ADVISOR SHARES PROSPECTUS, EACH DATED
                               NOVEMBER 29, 2005.

         This Supplement provides updated information regarding current portfolio managers. Please keep this Supplement and read it together with the applicable Prospectuses.

CURRENT PORTFOLIO MANAGERS.

         Information regarding current portfolio managers appears below:

BALANCED FUND: Effective immediately, the co-portfolio managers of the equity portion of the Fund are Amy Denn* and Jon Fisher.** The portfolio managers of the fixed income portion of the Fund remain the same.

*Amy Denn has been a portfolio manager for the FIFTH THIRD BALANCED FUND (equity portion) since January 13, 2006. Ms. Denn joined Fifth Third Asset Management in March 2003 as Portfolio Manager of Core Strategies. Prior to joining FTAM, she spent thirteen years with Minneapolis-based Investment Advisers, Inc., and then over three years as a portfolio manager with Paladin Investment Associates. Ms. Denn graduated from Minnesota State University, Mankato in 1987 with a BS degree in Business Administration, majoring in Accounting and Finance. Ms. Denn has nine years of investment experience.

**Jon Fisher has been a portfolio manager for the FIFTH THIRD BALANCED FUND (equity portion) since January 13, 2006. Mr. Fisher is a Portfolio Manager of Core Strategies. Prior to joining FTAM in 2000, he worked for seven years at PNC as a Portfolio Manager and Equity Analyst and subsequently worked for two years at Dain Bosworth as an Equity Analyst. Mr. Fisher has taught courses in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers, has served as President for the Cincinnati Society of Financial Analysts, and has over 15 years of investment experience. Mr. Fisher graduated from the University of Iowa with a BS degree in Business Administration, majoring in Finance and earned his MBA from the University of Chicago. He earned the Chartered Financial Analyst designation in 1996.

         SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.